Kelly Residential & Apartment Real Estate ETF
SCHEDULE OF INVESTMENTS
May 31, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.0%
	Real Estate 98.0%
952	American Campus Communities, Inc.	$61,880
1,588	American Homes 4 Rent - Class A	58,693
1,200	Apartment Income REIT Corp.	53,832
1,876	Apartment Investment and Management Co. (a)	11,781
432	AvalonBay Communities, Inc.	89,839
336	Bluerock Residential Growth REIT, Inc.	9,072
480	Boardwalk Real Estate Investment Trust (b)	19,035
376	Camden Property Trust	53,952
1,492	Canadian Apartment Properties REIT (b)	58,390
192	Centerspace	15,932
788	Equity LifeStyle Properties, Inc.	59,652
1,212	Equity Residential	93,118
324	Essex Property Trust, Inc.	91,967
2,456	Independence Realty Trust, Inc.	57,741
1,704	InterRent Real Estate Investment Trust (b)	18,430
2,736	Invitation Homes, Inc.	103,202
1,444	Killam Apartment Real Estate Investment Trust (b)	21,919
504	Mid-America Apartment Communities, Inc.	91,224
504	Minto Apartment Real Estate Investment Trust (b)	7,332
288	NexPoint Residential Trust, Inc.	21,162
648	Preferred Apartment Communities, Inc.	16,161
572	Sun Communities, Inc.	93,882
3,340	Tricon Residential, Inc. (b)	41,405
1,132	UDR, Inc.	54,110
612	UMH Properties, Inc.	12,050
980	Veris Residential, Inc. (a)	15,768
1,096	Washington Real Estate Investment Trust	26,622
		1,258,151
	Total Common Stocks
	(Cost $1,446,005)	1,258,151

Kelly Residential & Apartment Real Estate ETF
SCHEDULE OF INVESTMENTS (continued)
May 31, 2022 (Unaudited)

Number of Shares		Value
MONEY MARKET FUNDS 0.6%
6,640	First American Government Obligations Fund - Class X, 0.66% (c)	$6,640
761	First American Treasury Obligations Fund - Class X, 0.67% (c)	761
		7,401
	Total Money Market Funds
	(Cost $7,401)	7,401

	Total Investments 98.6%
	(Cost $1,453,406)	1,265,552

	Other Assets in Excess of Liabilities 1.4%	18,412

	TOTAL NET ASSETS 100.0%	$1,283,964

(a) Non-Income Producing.
(b) U.S.-dollar denominated security of a foreign issuer.
(c) 7-day yield.

Investment Valuation
The net asset value (“NAV”) per share of the Kelly Residential & Apartment Real Estate ETF (the “Fund”) is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. The Fund’s NAV per share is computed by dividing the Fund’s net assets by the number of shares outstanding. When calculating the NAV of the Fund’s shares, securities held by the Fund are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Over-the-counter (“OTC”) securities and instruments not traded on an exchange are generally valued at the last traded price. In the absence of a recorded transaction sale price or if the last sale price is unavailable, OTC securities are valued at the mean between last bid and ask, as quoted. If an ask price for an OTC security is unavailable, last bid price is used. Such valuations would typically be categorized as Level 1 or Level 2 in the fair value hierarchy described below.

When reliable market quotations are not readily available, securities are priced at their fair value in accordance with the Kelly Strategic ETF Trust’s valuation guidelines, which were approved by the Board of Trustees (the “Board”). The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track its Index.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

Level 1 — Quoted prices in active markets for identical assets.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used to value the Fund’s investments as of May 31, 2022:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity
Common Stocks (a)	$1,258,151	$-	$-	$1,258,151
Money Market Funds	7,401	-	-	7,401
Total	$1,265,552	$-	$-	$1,265,552

(a) See the Fund’s Schedule of Investments for sector classifications.